January 9, 2026

EXCHANGE PLACE ADVISORS TRUST

(the “Trust”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”),
as in effect and as may be amended from time to time, for:

Fund	Date of Prospectus and SAI
North Square Multi Strategy Fund (the “Fund”)	September 28, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

As previously announced on July 22, 2025, on January 8, 2026, Azimut Group, an independent global asset manager based in Milan, Italy, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction is not expected to result in any material changes in the day-to-day management of the Fund or the Adviser or to the Fund’s investment objectives and principal investment strategies. In connection with the Transaction, the Adviser’s parent company, NSI Holdco, LLC, is being renamed Azimut NSI, LLC.

The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then-current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “current advisory agreement”) and resulted in the automatic termination of such agreement with respect to the Fund, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “current sub-advisory agreement”) between the Adviser and CSM on behalf of the Fund.

At a meeting held on October 7, 2025, the Trust’s Board of Trustees (the “Board”) considered and approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser with substantially identical terms to the current advisory agreement with respect to the Fund and a new sub-advisory agreement between the Adviser, on behalf of the Fund, and CSM, with substantially identical terms to the current sub-advisory agreement with respect to the Fund, except that, similar to the advisory fee structure and rate change in the new advisory agreement, the sub-advisory fee rate for the Fund that will be paid by the Adviser to the sub-adviser pursuant to the new sub-advisory agreement will change. The advisory fee payable by the Fund under the current advisory agreement is 0.50% for fund assets invested in non-affiliated investments and 0.00% for fund assets invested in affiliated investments. The advisory fee payable under the new advisory agreement is 0.20% for all fund assets, regardless of whether they are invested in non-affiliated or affiliated investments. In addition, the Board approved interim investment advisory and sub-advisory agreements to permit continuity of management, if necessary, until shareholders of the Fund approve the new advisory agreement with respect to the Fund at a special shareholder meeting of the Fund. The terms of the interim investment advisory and sub-advisory agreements are substantially identical to those of the corresponding current investment advisory and sub-advisory agreements except for their date, duration and, in the case of the interim advisory agreement, escrow provisions required by applicable law and with respect to the interim sub-advisory agreement that the sub-adviser will not be paid by the Adviser until the Adviser receives its payment under the corresponding interim investment advisory agreement.

The special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) held on December 19, 2025, at which shareholders were being asked to vote on the new advisory agreement with respect to the Fund, was adjourned until January 7, 2026 and has been further adjourned until January 23, 2026. The interim investment advisory and sub-advisory agreements are in effect until shareholders of the Fund approve the new advisory agreement or 150 days from the date of the

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closing of the Transaction, whichever is sooner. There is no assurance that the shareholders of the Fund will approve the new investment advisory agreement. More detailed information regarding the Transaction and the proposal to be voted upon at the Special Shareholder Meeting has been provided in the proxy statement filed with the SEC on November 7, 2025.

This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Please retain this Supplement for future reference.

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